UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-07326

                           Gabelli Investor Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                           Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                           Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli ABC Fund
Annual Report — December 31, 2016
(Y)our Portfolio Management Team

Mario J. Gabelli	Ryan N. Kahn, CFA	Gian Maria Magrini, CFA	Geoffrey P. Astle
Chief Investment Officer	Analyst	Analyst	Analyst
	Mr. Kahn is a graduate	Mr. Magrini is a graduate	Mr. Astle is a graduate
	of Babson College.	of Fordham University.	of Fairfield University.

“Give a man a fish and you feed him for a day.
Teach him how to arbitrage and you feed him forever.”
— Warren Buffett

To Our Shareholders,

For the year ended December 31, 2016, the net asset value (“NAV”) per Class AAA Share of The Gabelli ABC Fund increased 3.1% compared with an increase of 4.0% for the Standard & Poor’s (“S&P”) Long-Only Merger Arbitrage Index. The performance of the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index for the period was 0.3%. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2016.

Performance Discussion (Unaudited)

In 2016, global deal activity totaled $3.7 trillion. Although this represented a 16% decrease under last year’s record volume, 2016 was still one of the busiest years for deals. The number of transactions was slightly up year over year, but featured smaller deal sizes than in 2015.

Geographically, cross border mergers and acquisitions increased 38% over the same period last year to $1.4 trillion, accounting for 38% of total deal volume. Domestic activity was 17% less than in 2015 and totaled $1.7 trillion across roughly 10,300 deals. European M&A decreased by 13% from 2015 to $759.5 billion during 2016. In addition, Asia Pacific (ex-Japan) deal volumes totaled $896 trillion for the same period which also represented a slowdown. Japan saw a 16% decrease in deal volumes to $83.5 billion. Given that 2015 was the most active year on record, the year over year comparisons were difficult to achieve in all regions, despite the number of deals announced in most regions being higher than in 2015. Companies searched outside their borders for acquisition targets, taking advantage of favorable currency shifts and macroeconomic events.

Listed below are a few selected deals in which the Fund was involved in that closed during the year:

- BioMed Realty Trust, Inc. (BMR) operates as a real estate investment trust (REIT). The company owns, acquires, develops, redevelops, leases and manages laboratory and office space for the life science industry. On October 8, 2015, BMR entered into an agreement to be acquired by Blackstone Real Estate Partners VIII. The deal price was $23.75 cash per share and included a provision for a “ticking fee” of $0.003 per share, per day, for each day the deal remained outstanding beyond January 1, 2016. After regulatory and shareholder approvals, the deal closed on January 27, 2016 for a total payout per share of $23.82. The Fund earned a 9.13% annualized return on this investment.

- The ADT Corporation (ADT) is an alarm and security monitoring company. The main services provided are monitored security for home and business, as well as home automation services in the United States and Canada. On February 16, 2016, Apollo Global Management entered into an agreement to acquire ADT for $42 cash per share in a deal valued at $6.9 billion. The merger closed on May 2, 2016 and the Fund earned a 21.23% annualized return on this investment.

- FEI Company (FEIC) is a supplier of scientific instruments and related services, and producer of various microscopy products. On May 27, 2016, the company accepted an offer from Thermo Fisher Scientific of $107.50 cash per share. This merger valued FEIC at $4.2 billion and was subject to traditional regulatory and shareholder approvals. The deal closed on September 19, 2016. The Fund earned a 9.53% annualized return on this investment.

- National Interstate Corp. (NATL) operates as a property and casualty insurance company for the transportation industry. After a failed attempt in 2014, American Financial Group, NATL’s majority owner, entered into an agreement to acquire NATL for $32 cash per share plus a $0.50 special dividend. Having received customary regulatory and shareholder approvals, the merger closed on November 10, 2016. The Fund earned a 13.22% annualized return on this investment.

In addition to these deals, in October 2016 WhiteWave Foods Inc. (1.7% of net assets as of December 31, 2016), a food and beverage company focused on branded plant based products, agreed to be acquired by Danone for $56.25 cash per share in a $12.5 billion merger. Shareholders already approved the merger and regulatory approval is pending. The merger is expected to close in the first quarter of 2017. Joy Global Inc. (1.1%) (JOY), a Wisconsin mining equipment manufacturer, announced in July 2016 that Komatsu entered into a $28.30 cash per share merger with JOY, valued at $2.8 billion. Shareholders already approved the deal and regulatory approvals are pending in various jurisdictions. The deal is expected to close in mid-2017. Additionally, Nebraska based specialty retailer Cabela’s Incorporated (0.4%) (CAB) announced on October 3, 2016 that Bass Pro Shops, a private competitor, offered $65.50 cash per share for all outstanding shares of CAB, valuing the company at $5.5 billion. The merger is expected to close in the first half of 2017 after receiving traditional regulatory approvals and a shareholder vote.

Thank you for your investment in the Gabelli ABC Fund.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2016 (a) (Unaudited)					Since Inception
	1 Year	5 Year	10 Year	15 Year	(5/14/93)
AAA Shares (GABCX)	3.08%	3.31%	3.28%	3.81%	5.80%
Advisor Shares (GADVX)	2.86	3.06	3.03	3.64	5.69
S&P Long-Only Merger Arbitrage Index	4.00	3.98	N/A(b)	N/A(b)	N/A(b)
Lipper U.S. Treasury Money Market Fund Average.	0.05	0.01	0.56	0.98	2.23(c)
Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index	0.33	0.12	0.80	1.26	2.68
S&P 500 Index	11.96	14.66	6.95	6.69	9.26(c)

In the current prospectuses dated April 29, 2016, the expense ratios for Class AAA and the Advisor Class Shares are 0.59% and 0.84%, respectively. See page 14 for the expense ratios for the year ended December 31, 2016. The Fund does not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had Gabelli Funds, LLC, the Adviser, not reimbursed certain expenses of the Fund for periods prior to December 31, 2007. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The S&P Long-Only Merger Arbitrage Index is comprised of a maximum of 40 large and liquid stocks that are active targets in pending merger deals. The Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. The Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the rebalancing (month end) date. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested except for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of the Advisor Class Shares on May 1, 2007. The actual performance of the Advisor Class Shares would have been lower due to the additional expenses associated with this class of shares.

(b)	S&P Long-Only Merger Arbitrage Index inception date is January 17, 2008.
(c)	Lipper U.S. Treasury Money Market Fund Average and the S&P 500 Index since inception performance returns are as of April 30, 1993.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI ABC FUND (CLASS AAA SHARES), S&P 500 INDEX,

AND LIPPER U.S. TREASURY MONEY MARKET AVERAGE (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Gabelli ABC Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2016 through December 31, 2016	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000

= 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2016.

	Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli ABC Fund
Actual Fund Return
Class AAA	$1,000.00	$1,018.70	0.66%	$3.35
Advisor Class	$1,000.00	$1,017.40	0.91%	$4.61
Hypothetical 5% Return
Class AAA	$1,000.00	$1,021.82	0.66%	$3.35
Advisor Class	$1,000.00	$1,020.56	0.91%	$4.62

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2016:

The Gabelli ABC Fund

Long Positions
U.S. Government Obligations	58.1%
Energy and Utilities	6.5%
Health Care	4.9%
Electronics	3.4%
Retail	3.0%
Specialty Chemicals	3.0%
Food and Beverage	2.9%
Telecommunications	2.6%
Financial Services	2.5%
Building and Construction	1.9%
Computer Software and Services	1.7%
Automotive: Parts and Accessories	1.6%
Metals and Mining	1.6%
Semiconductors	1.4%
Consumer Services	1.1%
Cable and Satellite	0.9%
Computer Hardware	0.9%
Entertainment	0.7%
Machinery	0.5%
Wireless Communications	0.5%

Business Services	0.4%
Diversified Industrial	0.3%
Aerospace	0.2%
Broadcasting	0.2%
Hotels and Gaming	0.2%
Publishing	0.2%
Aviation: Parts and Services	0.1%
Consumer Products	0.1%
Real Estate Investment Trusts	0.0	%*
Transportation	0.0	%*
Other Assets and Liabilities (Net)	1.6%

Short Positions
Building and Construction	(1.9)%
Health Care	(1.0)%
Broadcasting	(0.1)%
Financial Services	(0.0	)%**

	100.0%

*	Amount represents less than 0.05%
**	Amount represents less than (0.05)%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli ABC Fund

Schedule of Investments — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS — 43.0%
	Aerospace — 0.2%
28,000	B/E Aerospace Inc.	$1,430,333	$1,685,320
37,000	KLX Inc.†	1,445,294	1,669,070
		2,875,627	3,354,390

	Automotive: Parts and Accessories — 1.6%
3,800	Adient plc†	178,600	222,680
69,700	Calsonic Kansei Corp.	1,089,532	1,066,895
247,916	CLARCOR Inc.	20,391,204	20,445,632
67,000	Federal-Mogul Holdings Corp.†	532,246	690,770
		22,191,582	22,425,977

	Aviation: Parts and Services — 0.1%
50,000	Arconic Inc.	1,030,836	927,000

	Broadcasting — 0.2%
8,000	Cogeco Inc.	155,796	337,958
387,700	Crown Media Holdings Inc., Cl. A†	1,973,683	1,957,885
15,000	MSG Networks Inc., Cl. A†	221,600	322,500

		2,351,079	2,618,343

	Building and Construction — 1.9%
10,000	Headwaters Inc.†	237,876	235,200
38,000	Johnson Controls International plc	759,414	1,565,220
700,000	Lennar Corp., Cl. B	25,219,681	24,150,000
40,000	Norbord Inc., New York	967,638	1,010,000
8,000	Norbord Inc., Toronto	193,528	202,289
13,000	WCI Communities Inc.†	304,590	304,850

		27,682,727	27,467,559

	Business Services — 0.4%
32,000	Blackhawk Network Holdings Inc.†	784,422	1,205,600
100,000	Brammer plc	208,842	203,655
90,000	Diebold Nixdorf Inc.	2,380,867	2,263,500
52,628	exactEarth Ltd.†	151,089	82,706
3,000	G & K Services Inc., Cl. A	290,770	289,350
48,159	Global Sources Ltd.†	324,126	426,207
20,000	GrainCorp Ltd., Cl. A	162,315	137,980
100,000	Lavendon Group plc	253,598	325,356
5,001	LSC Communications Inc.	225,643	148,415
19,033	RR Donnelley & Sons Co.	533,076	310,619

		5,314,748	5,393,388

	Cable and Satellite — 0.9%
1,000	AMC Networks Inc., Cl. A†	33,167	52,340
13,000	Charter Communications Inc.,
	Cl. A†	2,715,435	3,742,960
55,000	Liberty Global plc, Cl. A†	2,030,215	1,682,450
105,000	Liberty Global plc, Cl. C†	3,802,239	3,118,500

Shares		Cost	Market Value
6,820	Liberty Global plc LiLAC, Cl. A†	$302,113	$149,767
14,976	Liberty Global plc LiLAC, Cl. C†	651,306	317,042
350,000	Sky plc	4,319,754	4,274,605

		13,854,229	13,337,664

	Computer Hardware — 0.9%
1,012,600	Brocade Communications Systems Inc.	12,544,426	12,647,374

	Computer Software and Services — 1.7%
74,500	Ausy†	4,517,756	4,301,485
165,000	Covisint Corp.†	425,419	313,500
29,000	Datalink Corp.†	323,162	326,540
100,000	Digi International Inc.†	1,343,714	1,375,000
9,037	Donnelley Financial Solutions, Inc.†	297,675	207,670
52,000	iGO Inc.†	163,480	146,120
5,000	InterXion Holding NV†	147,119	175,350
132,500	Intralinks Holdings Inc.†	1,731,040	1,791,400
401,000	Mentor Graphics Corp.	14,583,094	14,792,890
2,000	Yahoo! Inc.†	29,400	77,340

		23,561,859	23,507,295

	Consumer Products — 0.1%
60,000	Avon Products Inc.†	361,101	302,400
22,000	Bang & Olufsen A/S†	229,454	249,204
18,000	Edgewell Personal Care Co.†	1,425,267	1,313,820

		2,015,822	1,865,424

	Consumer Services — 1.1%
300,000	Corinthian Colleges Inc.†	28,312	300
1,000	Liberty Interactive Corp. QVC Group, Cl. A†	27,411	19,980
626,829	LifeLock Inc.†	14,940,866	14,993,750

		14,996,589	15,014,030

	Diversified Industrial — 0.3%
5,000	Fortune Brands Home & Security Inc.	66,455	267,300
150,000	Haldex AB	1,813,520	1,918,095
30,000	Katy Industries Inc.†	23,298	11,691
40,000	Myers Industries Inc.	415,859	572,000
10,400	SLM Solutions Group AG†	359,659	355,797
17,000	Wartsila OYJ Abp	835,278	763,763

		3,514,069	3,888,646

	Electronics — 3.4%
70,000	Alliance Semiconductor Corp.†	240,731	55,335
290,600	Axis Communications AB	11,645,787	10,864,088
330,000	Harman International Industries Inc.	36,271,415	36,682,800

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Electronics (Continued)
11,000	MoSys Inc.†	$42,078	$2,531

		48,200,011	47,604,754

	Energy and Utilities — 6.5%
64,800	Alerion Cleanpower SpA	177,654	203,272
927,200	Alvopetro Energy Ltd., New York†	950,056	162,285
2,800	Alvopetro Energy Ltd., Toronto†	2,869	490
27,000	Anadarko Petroleum Corp.	2,115,844	1,882,710
15,500	Apache Corp.	794,145	983,785
40,000	Avangrid Inc.	1,550,000	1,515,200
1,500,000	Columbia Pipeline Partners LP	25,587,005	25,725,000
3,012	Dee Valley Group plc	67,161	67,187
20,000	Endesa SA	453,617	423,693
1,000	Etablissements Maurel et Prom†	4,370	4,442
36,000	EXCO Resources Inc.†	156,250	31,453
42,908	Gas Natural Inc.	538,626	538,495
460,000	Gulf Coast Ultra Deep Royalty Trust†	719,884	66,700
4,500	Hess Corp.	222,442	280,305
60,000	National Fuel Gas Co.	3,198,578	3,398,400
42,000	Noble Energy Inc.	1,647,582	1,598,520
130,000	Severn Trent plc	3,514,891	3,559,932
14,000	Steel Excel Inc.†	235,891	212,520
610,173	The Empire District Electric Co.	20,652,456	20,800,798
450,000	Weatherford International plc†	2,841,196	2,245,500
500,030	Westar Energy Inc.	28,267,091	28,176,691
70,000	WesternZagros Resources Ltd.†	245,398	4,432

		93,943,006	91,881,810

	Entertainment — 0.7%
1	AMC Entertainment Holdings Inc., Cl. A	28	28
13,000	Discovery Communications Inc., Cl. A†	348,628	356,330
13,000	Discovery Communications Inc., Cl. C†	256,455	348,140
201,000	Media General Inc.†	3,094,249	3,784,830
1,500	Scripps Networks Interactive Inc., Cl. A	79,134	107,055
2,000	The Madison Square Garden Co, Cl. A†	179,986	343,020
52,000	Time Warner Inc.	3,675,513	5,019,560

		7,633,993	9,958,963

Shares		Cost	Market Value
	Financial Services — 2.5%
78,000	AllianceBernstein Holding LP	$1,135,161	$1,829,100
30,000	Allied World Assurance Co. Holdings AG	1,552,750	1,611,300
2,500	Aspen Insurance Holdings Ltd.	108,766	137,500
415,000	Astoria Financial Corp.	6,224,393	7,739,750
516,300	Delta Lloyd NV	2,896,420	2,889,710
175,000	Endurance Specialty Holdings Ltd.	16,092,904	16,170,000
5,000	EverBank Financial Corp.	95,930	97,250
16,000	H&R Block Inc.	392,519	367,840
40,000	Kinnevik AB, Cl. A	1,346,449	985,665
60,000	KKR & Co. LP	236,803	923,400
1,000	MasterCard Inc., Cl. A	19,963	103,250
47,000	Navient Corp.	316,696	772,210
32,500	Nordnet AB, Cl. B	136,494	133,059
10,000	Oritani Financial Corp.	103,087	187,500
100	Patriot National Inc.†	968	465
6,000	PrivateBancorp Inc.	314,430	325,140
7,312	Sterling Bancorp	65,721	171,101
5,000	The PNC Financial Services Group Inc.	250,104	584,800
2,200	Topdanmark A/S†	62,593	55,853
14,303	Waddell & Reed Financial Inc., Cl. A	278,458	279,052
240,000	Wright Investors’ Service Holdings Inc.†	600,000	151,200

		32,230,609	35,515,145

	Food and Beverage — 2.9%
3,400,000	Parmalat SpA	10,976,703	10,601,065
5,000	Pernod Ricard SA	370,584	541,853
5,700,000	Premier Foods plc†	4,025,103	3,284,058
24,000	Remy Cointreau SA	1,467,270	2,046,864
10,000	Snyder’s-Lance Inc.	335,309	383,400
3,500	The Hershey Co.	372,083	362,005
428,000	The WhiteWave Foods Co.†	23,846,447	23,796,800
13,750	Warrnambool Cheese & Butter Factory Co. Holding Ltd.†	87,514	71,444

		41,481,013	41,087,489

	Health Care — 4.8%
13,000	AbbVie Inc.	789,139	814,060
1,400	Actelion Ltd.†	272,845	303,152
96,000	Alere Inc.†	5,011,830	3,741,120
18,000	Allergan plc†	4,370,184	3,780,180
94,000	AstraZeneca plc, ADR	3,637,020	2,568,080
800	Bio-Rad Laboratories Inc., Cl. A†	79,952	145,824
38,000	Celesio AG	1,201,989	1,027,822
10,500	Cigna Corp.	1,461,608	1,400,595

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
65,000	Constellation Healthcare Technologies, Inc.†	$185,220	$183,444
10,000	Depomed Inc.†	220,050	180,200
3,000	Humana Inc.	539,745	612,090
2,000	ICU Medical Inc.†	115,620	294,700
400	Illumina Inc.†	16,234	51,216
500	Mead Johnson Nutrition Co.	12,000	35,380
5,000	Mylan NV†	245,704	190,750
433,000	Myrexis Inc.†	44,849	20,697
3,500	Perrigo Co. plc	332,339	291,305
400,000	St. Jude Medical Inc.	31,920,714	32,076,000
263,000	Team Health Holdings Inc.†	10,890,164	11,427,350
291,800	Universal American Corp.†	2,905,756	2,903,410
100,000	Vascular Solutions Inc.†	5,578,124	5,610,000

		69,831,086	67,657,375

	Hotels and Gaming — 0.2%
30,000	Belmond Ltd., Cl. A†	357,851	400,500
500	Churchill Downs Inc.	21,323	75,225
20,000	Eldorado Resorts Inc.†	97,487	339,000
25,000	Ryman Hospitality Properties Inc.	1,076,449	1,575,250

		1,553,110	2,389,975

	Machinery — 0.5%
35,000	Astec Industries Inc.	1,243,339	2,361,100
45,000	CNH Industrial NV, Borsa Italiana	383,886	391,508
140,000	CNH Industrial NV, New York	1,121,455	1,216,600
2,000	KUKA AG†	241,583	241,795
45,000	Xylem Inc.	1,297,285	2,228,400

		4,287,548	6,439,403

	Metals and Mining — 1.6%
28,000	Alamos Gold Inc., Cl. A	300,904	191,520
11,700	Alcoa Corp.	248,338	328,536
44,000	Ampco-Pittsburgh Corp.	417,560	737,000
185,000	Freeport-McMoRan Inc.†	1,989,617	2,440,150
550,042	Joy Global Inc.	15,355,231	15,401,176
42,000	Newmont Mining Corp.	998,157	1,430,940
12,000	Pan American Silver Corp.	170,418	180,985
10,500	Vulcan Materials Co.	457,522	1,314,075
87,000	Whiting Petroleum Corp.†	1,449,750	1,045,740

		21,387,497	23,070,122

	Publishing — 0.2%
6,000	Meredith Corp.	259,554	354,900
135,000	The E.W. Scripps Co., Cl. A†	2,441,748	2,609,550
6,000	tronc Inc.	68,490	83,220

		2,769,792	3,047,670

Shares		Cost	Market Value
	Real Estate Investment Trusts — 0.0%
500	American Tower Corp.	$7,707	$52,840
1,000	conwert Immobilien Invest SE	13,727	17,074

		21,434	69,914

	Retail — 2.9%
7,000	Aaron’s Inc.	175,430	223,930
2,266	Blue Nile Inc.	91,678	92,068
100,000	Cabela’s Inc.†	6,296,260	5,855,000
415,082	CST Brands Inc.	19,060,813	19,986,198
22,000	Macy’s Inc.	454,276	787,820
70,000	Office Depot Inc.	243,843	316,400
1,700,000	Rite Aid Corp.†	13,690,083	14,008,000

		40,012,383	41,269,416

	Semiconductors — 1.4%
129,400	AIXTRON SE†	524,509	422,125
1,000	Applied Micro Circuits Corp.†	8,205	8,250
948,500	e2v technologies plc	3,251,645	3,191,202
100,000	Intersil Corp., Cl. A	2,177,526	2,230,000
517,678	InvenSense Inc.†	6,589,728	6,621,102
75,000	NXP Semiconductors NV†	7,372,399	7,350,750

		19,924,012	19,823,429

	Specialty Chemicals — 3.0%
305,000	Canexus Corp.	375,484	370,275
120,000	Chemtura Corp.†	3,890,296	3,984,000
17,000	International Flavors & Fragrances Inc.	1,754,992	2,003,110
5,000	Linde AG	832,420	821,596
13,000	Monsanto Co.	1,329,361	1,367,730
45,000	SGL Carbon SE†	662,758	396,008
44,000	Syngenta AG, ADR	3,840,533	3,478,200
287,000	The Valspar Corp.	30,302,695	29,736,070

		42,988,539	42,156,989

	Telecommunications — 2.6%
300,000	Asia Satellite Telecommunications Holdings Ltd.†	683,347	373,718
16,000	Harris Corp.	1,280,824	1,639,520
239,000	Inteliquent Inc.	5,452,285	5,477,880
130,000	Koninklijke KPN NV	396,278	385,082
260,000	Level 3 Communications Inc.†	14,375,198	14,653,600
52,000	NeuStar Inc., Cl. A†	1,720,858	1,736,800
100,000	Pharol SGPS SA	26,205	21,790
620,000	Sprint Corp.†	3,139,260	5,220,400
120,000	Telenet Group Holding NV†	5,466,764	6,659,509

		32,541,019	36,168,299

	Transportation — 0.0%
2,500	XPO Logistics Europe SA†	607,603	539,485

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Wireless Communications — 0.4%
14,000	Blackberry Ltd.†	$100,091	$96,460
110,000	Millicom International Cellular SA, SDR	6,933,812	4,700,349
7,500	T-Mobile US Inc.†	121,875	431,325
9,500	United States Cellular Corp.†	362,501	415,340

		7,518,279	5,643,474

	TOTAL COMMON STOCKS	598,864,527	606,770,802

	PREFERRED STOCKS — 0.0%

	Telecommunications — 0.0%
3,000	Cincinnati Bell Inc., 6.750%, Ser. B	62,529	147,469

	RIGHTS — 0.3%
	Health Care — 0.1%
110,600	Adolor Corp., CPR, expire 07/01/19†	0	57,512
187,969	Ambit Biosciences Corp., CVR†	0	112,781
135,000	American Medical Alert Corp., CPR†	0	1,350
54,000	Chelsea Therapeutics International Ltd., CVR†	5,940	5,940
5,000	Community Health Systems Inc., CVR, expire 01/27/17†	158	23
50,000	Durata Therapeutics Inc., CVR, expire 12/31/19†	0	0
795,000	Dyax Corp., CVR, expire 12/31/19†	0	882,450
100	Omthera Pharmaceuticals Inc., expire 12/31/20†	0	60
400,000	Sanofi, CVR, expire 12/31/20†	88,100	152,000
739,500	Synergetics USA Inc., CVR†	73,950	73,950
825,000	Teva Pharmaceutical Industries Ltd., CCCP, expire 02/20/23†	401,888	0
12,000	Tobira Therapeutics Inc.†	164,880	164,880
69,000	Trius Therapeutics Inc., CVR†	0	8,970

		734,916	1,459,916

	Retail — 0.1%
950,000	Safeway Casa Ley, CVR, expire 01/30/19†	166,857	361,000
950,000	Safeway PDC, CVR, expire 01/30/17†	8,014	19,000

		174,871	380,000

Shares		Cost	Market Value

	Wireless Communications — 0.1%
700,000	Leap Wireless International Inc., CVR, expire 03/14/17†	$1,636,304	$1,764,000

	TOTAL RIGHTS	2,546,091	3,603,916

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
32,000	Kinder Morgan Inc., expire 05/25/17†	61,383	176

	Metals and Mining — 0.0%
2,550	HudBay Minerals Inc., expire 07/20/18†	2,886	864

	TOTAL WARRANTS	64,269	1,040

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.0%
	Building and Construction — 0.0%
$ 525,000	Layne Christensen Co., 4.250%, 11/15/18	519,101	479,391

	Energy and Utilities — 0.0%
800,000	Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/18†	0	0

	TOTAL CONVERTIBLE CORPORATE BONDS	519,101	479,391

	U.S. GOVERNMENT OBLIGATIONS — 58.1%
819,387,000	U.S. Treasury Bills, 0.355% to 0.690%††, 02/09/17 to 08/17/17(a)	818,382,643	818,336,599

	TOTAL INVESTMENTS — 101.4%	$1,420,439,160	1,429,339,217

Principal Amount		Settlement Date	Unrealized Appreciation/ Depreciation

	FORWARD FOREIGN EXCHANGE CONTRACTS (b) — (0.0)%
11,400,000(c)	Deliver British Pounds in exchange for United States Dollars 14,074,878	01/27/17	$14,322
29,500,000(d)	Deliver Euro Currency in exchange for United States Dollars 30,841,900	01/27/17	(257,513)

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2016

Principal Amount		Settlement Date	Unrealized Appreciation/ Depreciation
	FORWARD FOREIGN EXCHANGE CONTRACTS (b) (Continued)
200,000(e)	Deliver Swiss Francs in exchange for United States Dollars 195,372	01/27/17	$(1,437)

	TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS		(244,628)

Notional Amount		Termination Date
	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS (f) — 0.0%
$951,066	Premier Foods plc	03/31/17	22,629

(1,690,000 Shares)
			Market Value
	SECURITIES SOLD SHORT— (3.0)%
	(Proceeds received $42,947,087)		(41,910,641)

	Other Assets and Liabilities (Net) — 1.6%		22,565,508

	NET ASSETS — 100.0%		$1,409,772,085

Shares		Proceeds	Market Value
	SECURITIES SOLD SHORT — (3.0)%
	Broadcasting — (0.1)%
22,000	Nexstar Broadcasting Group Inc., Cl. A	$951,556	$1,392,600

Shares		Proceeds	Market Value
	Building and Construction — (1.9)%
628,000	Lennar Corp., Cl. A	$27,733,526	$26,960,040

	Financial Services — (0.0)%
2,194	Canadian Imperial Bank of Commerce	181,497	179,030

	Health Care — (1.0)%
348,320	Abbott Laboratories	14,080,508	13,378,971

	TOTAL SECURITIES SOLD SHORT(g)	$42,947,087	$41,910,641

(a)	At December 31, 2016, $ 89,300,000 of the principal amount was reserved and/or pledged with the custodian for securities sold short, equity contract for difference swap agreements, and forward foreign exchange contracts.
(b)	At December 31, 2016, the Fund had entered into forward foreign exchange contracts with State Street Bank and Trust Co.
(c)	Principal amount denoted in British Pounds.
(d)	Principal amount denoted in Euros.
(e)	Principal amount denoted in Swiss Francs.
(f)	At December 31, 2016, the Fund had entered into an equity contract for difference swap agreement with The Goldman Sachs Group, Inc.
(g)	At December 31, 2016, these proceeds are being held at Pershing LLC.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CCCP	Contingent Cash Consideration Payment
CPR	Contingent Payment Right
CVR	Contingent Value Right
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli ABC Fund

Statement of Assets and Liabilities December 31, 2016
Assets:
Investments, at value (cost $1,420,439,160)	$1,429,339,217
Foreign currency, at value (cost $296,045)	296,045
Cash	743
Deposit at brokers	41,984,943
Receivable for investments sold	566,893
Receivable for Fund shares sold	8,448,375
Dividends and interest receivable	464,704
Prepaid expenses	66,953
Unrealized appreciation on swap contracts	22,629
Unrealized appreciation on forward foreign exchange contracts	14,322

Total Assets	1,481,204,824

Liabilities:
Securities sold short, at value (proceeds $42,947,087)	41,910,641
Payable for investments purchased	23,421,601
Payable for Fund shares redeemed	4,939,610
Payable for investment advisory fees	595,062
Payable for distribution fees	168,459
Payable for accounting fees	7,500
Unrealized depreciation on forward foreign exchange contracts	258,950
Dividends payable on securities sold short	2,025
Other accrued expenses	128,891

Total Liabilities	71,432,739

Net Assets (applicable to 139,336,492 shares outstanding)	$1,409,772,085

Net Assets Consist of:
Paid-in capital	$1,403,316,141
Undistributed net investment income	693,226
Distributions in excess of net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	(3,944,133)
Net unrealized appreciation on investments	8,900,057
Net unrealized appreciation on securities sold short	1,036,446
Net unrealized appreciation on swap contracts	22,629
Net unrealized depreciation on foreign currency translations	(252,281)

Net Assets	$1,409,772,085

Shares of Capital Stock, each at $0.001 par value; 500,000,000 shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($630,052,328 ÷ 61,965,612 shares outstanding)	$10.17
Advisor Class:
Net Asset Value, offering, and redemption price per share ($779,719,757 ÷ 77,370,880 shares outstanding)	$10.08

Statement of Operations For the Year Ended December 31, 2016
Investment Income:
Dividends (net of foreign withholding taxes of $93,632)	$7,565,091
Interest	3,473,294

Total Income	11,038,385

Expenses:
Investment advisory fees	7,167,525
Distribution fees - Advisor Class	1,939,052
Dividend expense on securities sold short	595,035
Service fees for securities sold short (See Note 2)	143,705
Custodian fees	137,110
Shareholder communications expenses	116,444
Registration expenses	108,484
Directors’ fees	92,000
Legal and audit fees	68,834
Shareholder services fees	62,445
Accounting fees	45,000
Interest expense	9,383
Miscellaneous expenses	82,811

Total Expenses	10,567,828

Less:
Expenses paid indirectly by broker (See Note 6)	(10,350)
Reimbursements for custody fees*	(293,300)

Total Credits and Reimbursements	(303,650)

Net Expenses	10,264,178

Net Investment Income	774,207

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency:
Net realized gain on investments	26,908,365
Net realized loss on securities sold short	(1,588,558)
Net realized loss on swap contracts	(4,338,385)
Net realized gain on foreign currency transactions	8,913,339

Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	29,894,761

Net change in unrealized appreciation/depreciation: on investments	7,127,083
on securities sold short	4,358,976
on swap contracts	474,678
on foreign currency translations	(889,716)

Net change in unrealized appreciation/depreciation on investments, securities sold short, swap contracts, and foreign currency translations	11,071,021

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency	40,965,782

Net Increase in Net Assets Resulting from Operations	$41,739,989

*	The Fund received a one time reimbursement of custody expenses paid in prior years.

See accompanying notes to financial statements.

The Gabelli ABC Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income/(loss)	$774,207	$(1,846,939)
Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	29,894,761	38,760,505
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, swap contracts, and foreign currency translations	11,071,021	(8,485,153)

Net Increase in Net Assets Resulting from Operations	41,739,989	28,428,413

Distributions to Shareholders:
Net investment income
Class AAA	(4,082,045)	(3,378,976)
Advisor Class	(3,735,843)	(2,202,145)

	(7,817,888)	(5,581,121)

Net realized gain
Class AAA	(9,264,805)	(12,762,320)
Advisor Class	(12,875,590)	(14,588,339)

	(22,140,395)	(27,350,659)

Total Distributions to Shareholders	(29,958,283)	(32,931,780)

Capital Share Transactions:
Class AAA	(6,638,642)	(28,513,696)
Advisor Class	57,104,679	8,619,442

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	50,466,037	(19,894,254)

Redemption Fees	16,661	1,388

Net Increase/(Decrease) in Net Assets	62,264,404	(24,396,233)
Net Assets:
Beginning of year	1,347,507,681	1,371,903,914

End of year (including undistributed net investment income of $693,226 and $953,493, respectively)	$1,409,772,085	$1,347,507,681

See accompanying notes to financial statements.

The Gabelli ABC Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions									Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)		Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investments	Return of Capital		Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses		Portfolio Turnover Rate
Class AAA
2016	$10.10	$0.02		$0.29	$0.31	$(0.07)		$(0.17)	—		$(0.24)	$0.00	$10.17	3.1%	$630,052	0.19%	0.60	%(c)(d)(e)	287%
2015	10.13	(0.00	)(b)	0.24	0.24	(0.06)		(0.21)	—		(0.27)	0.00	10.10	2.3	630,205	(0.01)	0.59	(c)(d)	276
2014	10.24	(0.00	)(b)	0.12	0.12	(0.05)		(0.18)	—		(0.23)	0.00	10.13	1.2	659,818	(0.04)	0.58	(d)	281
2013	9.96	0.06		0.43	0.49	(0.01)		(0.19)	$(0.01)		(0.21)	0.00	10.24	4.9	446,566	0.63	0.58	(d)	324
2012	9.76	0.02		0.49	0.51	(0.04)		(0.27)	—		(0.31)	0.00	9.96	5.2	299,111	0.17	0.60		256
Advisor Class
2016	$10.01	$(0.01)		$0.30	$0.29	$(0.05)		$(0.17)	—		$(0.22)	$0.00	$10.08	2.9%	$779,720	(0.06)%	0.85	%(c)(d)(e)	287%
2015	10.05	(0.03)		0.23	0.20	(0.03)		(0.21)	—		(0.24)	0.00	10.01	2.0	717,303	(0.27)	0.84	(c)(d)	276
2014	10.16	(0.03)		0.12	0.09	(0.02)		(0.18)	—		(0.20)	0.00	10.05	0.9	712,086	(0.30)	0.83	(d)	281
2013	9.89	0.03		0.43	0.46	(0.00	)(b)	(0.19)	$(0.00	)(b)	(0.19)	0.00	10.16	4.7	677,405	0.29	0.83	(d)	324
2012	9.69	0.01		0.47	0.48	(0.01)		(0.27)	—		(0.28)	0.00	9.89	4.9	304,468	0.14	0.85		256

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2016 and 2015, there was no impact to the expense ratios.
(d)

The Fund incurred dividend expense and service fees on securities sold short. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the years ended December 31, 2016, 2015, and 2014, would have been 0.55%, 0.55%, and 0.57% (Class AAA) and 0.80%, 0.77%, and 0.82% (Advisor Class), respectively. For the year ended December 31, 2013, there was no impact on the expense ratios.

(e)

During the year ended December 31, 2016, the Fund received a one time reimbursement of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in this period, the annualized expense ratios would have been 0.58% (Class AAA) and 0.83% (Advisor Class), respectively.

See accompanying notes to financial statements.

The Gabelli ABC Fund

Notes to Financial Statements

1. Organization. The Gabelli ABC Fund, a series of Gabelli Investor Funds, Inc., was incorporated on October 30, 1992 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund commenced investment operations on May 14, 1993.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/16
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$660,458	—	$1,957,885	$2,618,343
Computer Software and Services	23,361,175	$146,120	—	23,507,295
Consumer Services	15,013,730	—	300	15,014,030
Diversified Industrial	3,876,955	11,691	—	3,888,646
Electronics	47,549,419	55,335	—	47,604,754
Other Industries (a)	514,137,734	—	—	514,137,734
Total Common Stocks	604,599,471	213,146	1,958,185	606,770,802
Preferred Stocks (a)	147,469	—	—	147,469
Rights (a)	152,023	380,000	3,071,893	3,603,916
Warrants (a)	1,040	—	—	1,040
Convertible Corporate Bonds (a)	—	479,391	0	479,391
U.S. Government Obligations	—	818,336,599	—	818,336,599
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$604,900,003	$819,409,136	$5,030,078	$1,429,339,217
LIABILITIES (Market Value):
Securities Sold Short (a)	$(41,910,641)	—	—	$(41,910,641)
TOTAL INVESTMENTS IN SECURITIES - LIABILITIES	$(41,910,641)	—	—	$(41,910,641)
OTHER FINANCIAL INSTRUMENTS:*
ASSETS (Unrealized Appreciation):
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	$14,322	—	$14,322
EQUITY CONTRACTS
Contract for Difference Swap Agreements	—	22,629	—	22,629
LIABILITIES (Unrealized Depreciation):
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	(258,950)	—	(258,950)
TOTAL OTHER FINANCIAL INSTRUMENTS:	—	$(221,999)	—	$(221,999)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2016. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2016, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swap at December 31, 2016 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount	Equity Security Received	Interest Rate/Equity Security Paid	Termination Date	Net Unrealized Appreciation
		One month LIBOR plus 90 bps plus
	Market Value Appreciation on:	Market Value Depreciation on:

$951,066 (1,690,000 Shares)	Premier Foods plc	Premier Foods plc	03/31/17	$22,629

The Fund’s volume of activity in equity contract for difference swap agreements during the year ended December 31, 2016 had an average monthly notional amount of approximately $23,565,204 over the period that the swaps were outstanding.

At December 31, 2016, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts. For the year ended December 31, 2016, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency, Net realized loss on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. For the year ended December 31, 2016, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency, within Net realized gain on foreign currency transactions and Net change in unrealized appreciation/depreciation on foreign currency translations.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at December 31, 2016 are reflected within the Schedule of Investments. The Fund’s volume of activity in forward foreign exchange contracts during the year ended December 31, 2016 had an average monthly notional amount of approximately $70,129,411.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

At December 31, 2016, the value of forward foreign exchange contracts can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on forward foreign exchange contracts, and under Liabilities, Unrealized depreciation on forward foreign exchange contracts. For the year ended December 31, 2016, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency, within Net realized gain on foreign currency transactions and Net change in unrealized appreciation/depreciation on foreign currency translations.

At December 31, 2016, the Fund’s derivative assets (by type) are as follows:

	Gross Amounts of Recognized Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Assets
Forward Foreign Exchange Contracts	$ 14,322	$(14,322)	—
Equity Contract for Difference Swap Agreements	22,629	—	$22,629
Total	$36,951	$(14,322)	$22,629

	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Liabilities
Forward Foreign Exchange Contracts	$258,950	$(14,322)	$244,628

The following tables present the Fund’s derivative assets and liabilities by counterparty net of the related collateral segregated by the Fund for the benefit of the counterparty as of December 31, 2016:

	Net Amounts Not Offset in the Statement of Assets and Liabilities

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount

Counterparty
The Goldman Sachs Group, Inc.	$22,629	$(22,629)	—	—
	Net Amounts Not Offset in the Statement of Assets and Liabilities

	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount

Counterparty
State Street Bank & Trust Co.	$244,628	$(244,628)	—	—

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

Securities Sold Short. The Fund enters into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short and details of collateral at December 31, 2016 are reflected within the Schedule of Investments. For the year ended December 31, 2016, the Fund incurred $143,705 in service fees related to its investment positions sold short and held by the broker. These amounts are included in the Statement of Operations under Expenses, Service fees for securities sold short.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At December 31, 2016, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, reclassifications of gains on investments in swaps, tax equalization utilized during the year, and tax treatment of passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2016, reclassifications were made to increase undistributed net investment income by $6,783,414 and increase distributions in excess of net realized gain on investments, securities sold short, and foreign currency transactions by $7,917,348, with an offsetting adjustment to paid-in capital.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the year ended December 31, 2016 and 2015 was as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015
Distributions paid from:*
Ordinary income (inclusive of short term capital gains)	$26,568,268	$28,045,478
Net long term capital gains	4,181,853	8,066,886

Total distributions paid	$30,750,121	$36,112,364

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2016, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments, foreign currency
translations, forwards and swap contracts	$6,455,954

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2016, the temporary difference between book basis and tax basis net unrealized appreciation/(depreciation) on investments were primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on currency gains and losses and swaps, and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized depreciation at December 31, 2016:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$1,423,934,714	$32,684,003	$(27,279,500)	$5,404,503
Securities sold short	(42,947,087)	1,477,490	(441,044)	1,036,446

		$34,161,493	$(27,720,544)	$6,440,949

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2016, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2016, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.50% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receives a $2,000 annual fee. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for the Advisor Class Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Advisor Class Share Plan, payment is authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at an annual rate of 0.25% of the average daily net assets of the Advisor Class Shares, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2016, other than short term securities and U.S. Government obligations, aggregated $1,708,729,721 and $1,726,411,939 respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2016, the Fund paid $668,063 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2016, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $10,350.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2016, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As of December 31, 2016, the Fund’s Adviser and its affiliates beneficially owned greater than 25% of the voting securities of the Fund. This includes accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

During the year ended December 31, 2016, the Fund engaged in a purchase transaction with funds that have a common investment adviser. This purchase transaction complied with Rule 17a-7 under the Act and amounts to $417,560.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 9, 2017 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

the custodian for temporary borrowing purposes. Borrowings under this arrangement bears interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the year ended December 31, 2016, there were no borrowings outstanding under the line of credit.

8. Capital Stock. The Fund offers Class AAA Shares and Advisor Class Shares to investors without a front-end sales charge. Class AAA Shares are available directly through the Distributor or through the Fund’s transfer agent. Advisor Class Shares are available through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2016 and 2015, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	12,888,893	$130,848,242	5,445,366	$56,087,852
Shares issued upon reinvestment of distributions	1,306,229	13,271,299	1,589,608	16,086,829
Shares redeemed	(14,633,652)	(150,758,183)	(9,765,966)	(100,688,377)

Net (decrease)	(438,530)	$(6,638,642)	(2,730,992)	$(28,513,696)

Advisor Class
Shares sold	35,654,900	$359,810,156	30,704,531	$312,365,864
Shares issued upon reinvestment of distributions	1,271,472	12,803,725	1,306,706	13,106,260
Shares redeemed	(31,203,881)	(315,509,202)	(31,237,934)	(316,852,682)

Net increase	5,722,491	$57,104,679	773,303	$8,619,442

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli ABC Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Gabelli Investor Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli ABC Fund (the “Fund”), the sole series of Gabelli Investor Funds, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the Fund’s custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2017

The Gabelli ABC Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli ABC Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 74	Since 1993	31	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

INDEPENDENT DIRECTORS[5]:

Anthony J. Colavita, Esq. Director Age: 81	Since 1993	36	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 73	Since 1993	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of LGL Group, Inc. (diversified manufacturing) (2011-2014)

Mary E. Hauck Director Age: 74	Since 2000	4	Retired Senior Manager of the Gabelli- O’Connor Fixed Income Mutual Funds Management Company	—

Kuni Nakamura Director Age: 48	Since 2009	20	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Werner J. Roeder, MD Director Age: 76	Since 1993	23	Practicing private physician; Former Medical Director of Lawrence Hospital (1999-2014)	—

The Gabelli ABC Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 65	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010

Andrea R. Mango Secretary Age: 44	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 58	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2010; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since November 2016; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 57	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004- 2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GABELLI ABC FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Ryan N. Kahn, CFA, is an analyst dedicated to the Gabelli merger arbitrage portfolios, specifically to our U.S. open and closed-end funds. He joined the team in 2013 after working as a generalist in the research department. Mr. Kahn earned a Bachelor of Science in Business Management from Babson College.

Gian Maria Magrini, CFA, is an analyst dedicated to the Gabelli merger arbitrage portfolios, specifically to our U.S. open and closed-end funds. He joined the team in 2013 after serving various roles in the Firm’s operations and research departments. Mr. Magrini earned a B.S. in Finance from Fordham University.

Geoffrey P. Astle is involved in the analytics and foreign and domestic trading for the Gabelli merger arbitrage portfolios, specific to our U.S. mutual funds. He has been associated in this capacity since 2007. Mr. Astle earned a Bachelor of Science in both Finance and Marketing from Fairfield University.

2016 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2016, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.210 and $0.184 per share for Class AAA and Advisor Class Shares, respectively, and long term capital gains totaling $4,181,853, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2016, 16.16% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 19.75% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.61% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 100% of the ordinary income distribution as qualified short term gain pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2016 which was derived from U.S. Treasury securities was 0.94%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli ABC Fund did not meet this strict requirement in 2016. The percentage of U.S. Government securities held as of December 31, 2016 was 58.1%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI ABC FUND

One Corporate Center

Rye, New York 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e  info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS
Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman and Chief	President
Executive Officer,
GAMCO Investors, Inc.	Andrea R. Mango
Executive Chairman,	Secretary
Associated Capital Group, Inc.	Agnes Mullady Treasurer

Anthony J. Colavita
President,	Richard J. Walz
Anthony J. Colavita, P.C.	Chief Compliance
Officer
Vincent D. Enright	DISTRIBUTOR
Former Senior Vice President
and Chief Financial Officer, KeySpan Corp.	G.distributors, LLC

Mary E. Hauck	CUSTODIAN, TRANSFER
Former Senior Portfolio	AGENT, AND DIVIDEND
Manager,	DISBURSING AGENT
Gabelli-O’Connor Fixed
Income Mutual Fund	State Street Bank and Trust
Management Co.	Company
Kuni Nakamura	LEGAL COUNSEL
President,
Advanced Polymer, Inc.	Skadden, Arps, Slate, Meagher &
Flom LLP
Werner J. Roeder, MD
Former Medical Director,
Lawrence Hospital

This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB408Q416AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $25,749 for 2015 and $26,500 for 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2016.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,600 for 2015 and $3,700 for 2016. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $1,709 for 2015 and $3,121 for 2016. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $37,638 for 2015 and $35,321 for 2016.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Gabelli Investor Funds, Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/08/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/08/2017

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/08/2017

*	Print the name and title of each signing officer under his or her signature.